UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2022
NEUROCRINE BIOSCIENCES, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-22705	33-0525145
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12780 El Camino Real,
San Diego,	California	92130
(Address of Principal Executive Offices)		(Zip Code)
(858) 617-7600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.001 par value	NBIX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) As discussed below in Item 5.07, Neurocrine Biosciences, Inc. (the "Company") held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company's stockholders approved an amendment and restatement of the Company's 2020 Equity Incentive Plan (the “Amended and Restated 2020 Plan”) and an amendment and restatement of the Company's 2018 Employee Stock Purchase Plan (the “Amended and Restated ESPP”). A summary of the material terms of the Amended and Restated 2020 Plan and the Amended and Restated ESPP is set forth in the Company's definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 7, 2022, and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 18, 2022, the Company held its Annual Meeting. As of the close of business on March 21, 2022, the record date for the Annual Meeting, there were 95,509,161 shares of common stock entitled to vote, of which there were 86,613,599 shares present at the Annual Meeting in person or by proxy. At the Annual Meeting, stockholders voted on five matters: (i) the election of three Class II Directors for a term of three years expiring at the 2025 Annual Meeting of Stockholders, (ii) an advisory vote on the compensation paid to the Company’s named executive officers, (iii) the approval of the Amended and Restated 2020 Plan, (iv) the approval of the Amended and Restated ESPP, and (v) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results were as follows:

• Election of three Class II Directors for a term of three years expiring at the 2025 Annual Meeting of Stockholders.

Richard F. Pops	For	73,995,769	Withheld	8,647,379
Shalini Sharp	For	74,246,202	Withheld	8,396,946
Stephen A. Sherwin, M.D.	For	72,967,729	Withheld	9,675,419
There were 3,970,451 broker non-votes for this proposal.
The three nominees for Class II Director were elected. The Class III Directors, Kevin C. Gorman, Ph.D., Gary A. Lyons and Johanna Mercier will continue in office until the 2023 Annual Meeting of Stockholders, or until their earlier death, resignation or removal. The Class I Directors, William H. Rastetter, Ph.D., George J. Morrow, and Leslie V. Norwalk, will continue in office until the 2024 Annual Meeting of Stockholders or until their earlier death, resignation or removal.

• An advisory vote on the compensation paid to the Company’s named executive officers.

Shares Voted:	For	76,665,649	Against	5,934,421	Abstain	43,078
Percent of Voted:	For	92.76%	Against	7.18%
There were 3,970,451 broker non-votes for this proposal.
The compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved on an advisory basis.

•Approval of the Amended and Restated 2020 Plan.

Shares Voted:	For	73,561,775	Against	9,039,929	Abstain	41,444
Percent of Voted:	For	89.01%	Against	10.93%
There were 3,970,451 broker non-votes for this proposal.
The Amended and Restated 2020 Plan was approved.

•Approval of the Amended and Restated ESPP.

Shares Voted:	For	82,286,072	Against	340,180	Abstain	16,896
Percent of Voted:	For	99.56%	Against	0.41%
There were 3,970,451 broker non-votes for this proposal.
The Amended and Restated ESPP was approved.

•Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Shares Voted:	For	80,795,496	Against	5,789,164	Abstain	28,939
Percent of Voted:	For	93.28%	Against	6.68%
The appointment of Ernst & Young LLP was ratified.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROCRINE BIOSCIENCES, INC.

Dated: May 23, 2022	/s/ Darin M. Lippoldt
Darin M. Lippoldt
Chief Legal Officer